EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Ikanos Communications, Inc. (the “Company”) on Form 10-K for the period ended December 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Omid Tahernia, President and Chief Executive Officer, and Dennis Bencala , Vice President and Chief Financial Officer, of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 28, 2013

IKANOS COMMUNICATIONS, INC.

/s/ OMID TAHERNIA
Omid Tahernia
President, Chief Executive Officer and Director
(Principal Executive Officer)

February 28, 2013

/S/ DENNIS BENCALA
Dennis Bencala
Chief Financial Officer and Vice President of Finance
(Principal Financial and Accounting Officer)